Merchandise Inventory	12 Months Ended
Dec. 31, 2022
Merchandise Inventory [Abstract]
MERCHANDISE INVENTORY

NOTE 6—MERCHANDISE INVENTORY

Merchandise inventory at December 31, 2022 and 2021, consisted of the following (in thousands):

	December 31,	December 31,
	2022	2021

Appliances	$39,702	$49,631
Furniture and other	3,853	3,605

Total merchandise inventory	43,555	53,236
Less reserve for obsolescence	(1,789)	(843)

Total merchandise inventory, net	$41,766	$52,393